UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 24, 2021

HAWAIIAN HOLDINGS INC
(Exact name of registrant as specified in its charter)

Delaware	001-31443	71-0879698
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3375 Koapaka Street, Suite G-350
Honolulu, HI 96819
(Address of principal executive offices, including zip code)

(808) 835-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	HA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01 Regulation FD Disclosure.

Hawaiian Holdings, Inc. (the "Company") is providing an update on recent developments as well as its outlook for the first quarter of 2021.

While the COVID-19 pandemic continues to have a significant impact on its business, the Company has seen recent close-in demand strength in its North America market, as well as an acceleration in bookings for North America throughout the second and third quarters of 2021.

First Quarter 2021 Outlook Update

The Company now expects its first quarter of 2021 total revenue to be down approximately 72 to 74 percent compared to the first quarter of 2019, or approximately 14 to 23 percent higher than the fourth quarter of 2020. This represents an improvement from the Company's prior estimate that first quarter 2021 total revenue would not be materially better than fourth quarter of 2020 total revenue.

The Company now expects its cash burn to be approximately $1.3 to $1.5 million per day, compared to its original estimate of $2.3 to $2.7 million per day. The improvement compared to forecast is mainly driven by an improvement in net sales, which is now estimated to be $3.6 to $3.8 million per day, compared to its original estimate of $2.2 to $2.6 million per day. Cash burn includes net sales, operating cash outflows, debt service, interest payments, tax refund inflows, capital expenditures and severance payments, but excludes CARES Act and other financing.

The Company continues to expect its capacity for the first quarter of 2021 to be down about 50 percent compared to the first quarter of 2019.

The Company now expects its operating expenses, excluding special items, for the first quarter of 2021 to be down approximately 32 percent compared to the first quarter of 2019, in line with prior guidance of down about 30 percent.

The Company expects its interest expense, including amortization of debt discounts and issuance costs, for the first quarter of 2021 to be approximately $24 million.

First Quarter 2021 Outlook Summary

Metric	Updated guidance	Prior guidance
Capacity	Down about 50% vs 1Q19	Down about 50% vs 1Q19
Total revenue	Down 72 to 74% vs 1Q19	Not materially better than 4Q20
Operating expenses, excluding special items	Down ~32% vs 1Q19	Down about 30% vs 1Q19
Interest expense, including amortization of debt discounts and issuance costs	~$24 million	N/A
Cash burn	$1.3 to $1.5 million per day	$2.3 to $2.7 million per day
Net sales	$3.6 to $3.8 million per day	$2.2 to $2.6 million per day

Consolidated Appropriations Act 2021 (“PSP Extension”) Update

As of March 23, 2021, the Company has received $147.3 million in grants and $20.3 million in loans pursuant to the Payroll Support Program Extension Agreement (the "PSP Extension Agreement") with the U.S. Department of the Treasury (the "Treasury") entered into pursuant to the Consolidated Appropriations Act 2021. Pursuant to a Warrant Agreement entered into with the Treasury in connection with the PSP Extension Agreement, the Company has issued to the Treasury 113,940 warrants to purchase shares of the Company’s common stock at an exercise price of $17.78 per share.

At-the-Market Equity Offering Update

On March 5, 2021, the Company completed its “at-the-market” equity offering (“ATM program”) of shares of its common stock. The Company issued an aggregate of 5,000,000 shares, the maximum amount specified thereunder, raising net proceeds of $109 million. Following completion of the ATM program, approximately 51.1 million shares of its common stock are issued and outstanding, and the Company expects that the weighted average number of outstanding shares for the quarter ending on March 31, 2021, will be approximately 49.5 million shares.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the Company’s current views with respect to certain current and future events and financial performance. Such forward-looking statements include, without limitation, the Company’s ability and timing to rebuild its business from the impacts of COVID-19 pandemic; the Company’s outlook for the first fiscal quarter of 2021, including expectations regarding capacity, total revenue, cash burn, sales and expenses, and statements as to other matters that do not relate strictly to historical facts or statements of assumptions underlying any of the foregoing. Words such as “expects,” “anticipates,” “projects,” “intends,” “plans,” “believes,” “estimates,” variations of such words, and similar expressions are also intended to identify such forward-looking statements. These forward-looking statements are and will be subject to many risks, uncertainties and assumptions relating to the Company’s operations and business environment, all of which may cause the Company’s actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. These risks and uncertainties include, without limitation, the continuing and developing effects of the spread of COVID-19 on the Company's business operations and financial condition; whether the Company's cost-cutting plans related to the COVID-19 pandemic will be effective or sufficient; the duration of government-mandated and other restrictions on travel; the full effect that the quarantine, restrictions on travel and other measures to limit the spread of COVID-19 will have on demand for air travel in the markets in which the Company operates; fluctuations and the extent of declining demand for air transportation in the markets in which the Company operates; the Company's dependence on the tourism industry; the Company's ability to generate sufficient cash and manage its available cash; the Company’s ability to accurately forecast economic volatility; macroeconomic developments; political developments; the price and availability of aircraft fuel; labor negotiations; regulatory determinations and related developments; competitive pressures, including the impact of industry capacity between North America and Hawai‘i and interisland; changes in the Company's future capital needs; and foreign currency exchange rate fluctuations.

The risks, uncertainties and assumptions referred to above that could cause the Company’s results to differ materially from the results expressed or implied by such forward-looking statements also include the risks, uncertainties and assumptions discussed from time to time in the Company’s other public filings and public announcements, including the Company’s Annual Report on Form 10-K and the Company’s Quarterly Reports on Form 10-Q, as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. All forward-looking statements included in this document are based on information available to the Company on the date hereof. The Company does not undertake to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date hereof even if experience or future changes make it clear that any projected results expressed or implied herein will not be realized.

None of the information furnished in this report shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and, unless expressly set forth by specific reference in such filings, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 24, 2021

HAWAIIAN HOLDINGS, INC.

	By:	/s/ Shannon L. Okinaka
		Name:	Shannon L. Okinaka
		Title:	Executive Vice President, Chief Financial Officer and Treasurer